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                                                                    Exhibit 10.2


                                                     TRUST AGREEMENT dated ,
                                                     2000 by and between UNITY
                                                     EMERGING TECHNOLOGY VENTURE
                                                     ONE LTD. (the "Company")
                                                     and THE BANK OF NEW YORK
                                                     (the "Trustee").

                                   ----------

                  The Company's Registration Statement on Form S-1, No. 333-36754 (the "Registration Statement"), for its initial public offering of securities (the "IPO") was declared effective by the Securities and Exchange Commission on , 2000 (such date on which the Registration Statement was declared effective being referred to as the "Effective Date");

                  GBI Capital Partners Inc. is acting as representative of the underwriters in the IPO;

                  A portion of the gross proceeds of the IPO will be delivered to the Trustee to be deposited and held in a trust account for the benefit of the Company and all of the stockholders of the Company other than the owners of the shares of the Company's Common Stock outstanding immediately prior to the Effective Date, all as set forth herein (the amount to be delivered to the Trustee will be referred to herein as the "Property"); the stockholders for whose benefit the Trustee shall hold the Property will be referred to as the "Public Stockholders" and the Public Stockholders and the Company will be referred to collectively as the "Beneficiaries");

                  The Company and the Trustee desire to enter into an agreement setting forth the terms and conditions pursuant to which the Trustee shall hold the Property;

                  NOW, THEREFORE, the parties hereto agree as follows:


                  1. AGREEMENTS AND COVENANTS OF TRUSTEE. The Trustee hereby agrees and covenants to:

                           (a) Hold the Property in trust for the Beneficiaries
in accordance with the terms of this Agreement and in a trust account ("Trust Account");

                           (b) Manage, supervise and administer the Trust
Account subject to the terms and conditions set forth herein;

                           (c) Make such investments and reinvestments of the
Property in U.S. Government securities and in money market vehicles invested in U.S. Government securities in a timely manner at the written direction of the Company. Interest and other earnings on the Property shall be added to the principal of the Trust Account and shall be included in the term "Property" as used herein.

                           (d) Collect and receive, when due, all principal and
income arising from the Property which shall become part of the Property as the term is used herein;
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                           (e) Notify the Company of all communications received
by it with respect to any Property requiring action by the Company;

                           (f) Supply any necessary information or documents as
may be requested by the Company in connection with the Company's preparation of the tax returns for the Trust Account;

                           (g) Participate in any plan or proceeding for
protecting or enforcing any right or interest arising from the Property if, as and when instructed by the Company to do so;

                           (h) Render to the Company and GBI Capital Partners
Inc., and to such other persons as the Company may instruct, monthly written statements of the activities of and amounts in the Trust Account reflecting all receipts and disbursements of the Trust Account; and

                           (i) Commence liquidation of the Trust Account only
after receipt of and only in accordance with the terms of a letter ("Termination Letter"), in a form substantially similar to that attached hereto as either Exhibit A or Exhibit B, signed on behalf of the Company by its President or Chairman of the Board and Secretary. The Trustee shall complete the liquidation of the Trust Account and distribute the Property in the Trust Account only as directed in the Termination Letter, and in any written instruction contemplated by the Termination Letter.

                  2. AGREEMENTS AND COVENANTS OF THE COMPANY. The Company hereby agrees and covenants to:

                           (a) Give all instructions to the Trustee hereunder in
writing, signed by the Company's President or Chairman of the Board. In addition, except with respect to its duties under paragraph 1(i) above, the Trustee shall be entitled to rely on, and shall be protected in relying on, any verbal or telephonic advice or instruction which it in good faith believes to be given by any one of the persons authorized above to give written instructions.

                           (b) Hold the Trustee harmless and indemnify the
Trustee from and against, any and all expenses, including reasonable counsel fees and disbursements, or loss suffered by the Trustee in connection with any action, suit or other proceeding brought against the Trustee involving any claim or demand, or in connection with any claim or demand, which in any way arises out of or relates to this Agreement, the services of the Trustee hereunder, or the Property or any income earned from investment of the Property. Promptly after the receipt by the Trustee of notice of demand or claim or the commencement of any action, suit or proceeding, pursuant to which the Trustee intends to seek indemnification under this paragraph, it shall notify the Company in writing of such claim (hereinafter referred to as the "Indemnified Claim"). The Trustee shall have the right to conduct and manage the defense against such Indemnified Claim, provided, that the Trustee shall obtain the consent of the Company with respect to the selection of counsel, which consent shall not be unreasonably withheld. Notwithstanding the foregoing sentence, the Trustee shall not have the right to settle any action without the consent of the Company, which consent shall not be unreasonably withheld. The Company may participate in such action with its own counsel.

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                           (c) Pay the Trustee an annual fee of 1/2 of 1% of the
total market value of the Trust Account, payable quarterly on a pro rata basis, PROVIDED, HOWEVER, that each such payment shall represent an entire quarterly payment. The Company shall pay the Trustee an investment fee of $25.00 for each purchase or sale of a security made by Trustee hereunder. The Trustee shall also be compensated for all reasonable expenses that it may incur in the event that it may submit an application to have the property deposited with the United States District Court for the Southern District of New York. The Company shall not be responsible for any other fees or charges of the Trustee except as may be provided by the foregoing sentences and in paragraphs 2(b) and 3(m) hereof (it being expressly understood that the Property shall not be used to make any payments to the Trustee under this Agreement).

                  3. LIMITATIONS OF LIABILITY. The Trustee shall have no responsibility or liability to:

                           (a) Take any action with respect to the Property,
other than as directed in paragraph 1 hereof and the Trustee shall have no liability to any party except for liability arising out of its own gross negligence or willful misconduct;

                           (b) Institute any proceeding for the collection of
any principal and income arising from, or institute, appear in or defend any proceeding of any kind with respect to, any of the Property unless and until it shall have received instructions from the Company given as provided herein to do so and the Company shall have advanced or guaranteed to it funds sufficient to meet any expenses incident thereto;

                           (c) Change the investment of any Property, other than
in compliance with paragraph 1(c);

                           (d) Refund any depreciation in principal of any
Property;

                           (e) Assume that the authority of any person
designated by the Company to give instructions hereunder shall not be continuing unless provided otherwise in such designation, or unless the Company shall have delivered a written revocation of such authority to the Trustee;

                           (f) The Company or to anyone else for any action
taken or omitted by it, or any action suffered by it to be taken or omitted, in good faith and in the exercise of its own best judgment, except for its gross negligence or willful misconduct. The Trustee may rely conclusively and shall be protected in acting upon any order, notice, demand, certificate, opinion or advice of counsel (including counsel chosen by the Trustee), statement, instrument, report or other paper or document (not only as to its due execution and the validity and effectiveness of its provisions, but also as to the truth and acceptability of any information therein contained) which is believed by the Trustee, in good faith, to be genuine and to be signed or presented by the proper person or persons. The Trustee shall not be bound by any notice or demand, or any waiver, modification, termination or rescission of this agreement or any of the terms hereof, unless evidenced by a writing delivered to the Trustee signed by the proper party or parties and, if the duties or rights of the Trustee are affected, unless it shall give its prior written consent thereto;

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                           (g) Be responsible for the sufficiency or accuracy of
the form of, or the execution, validity, value or genuineness of, any document or property received, held or delivered by it hereunder, or of any signature or endorsement thereon, or for any lack of endorsement thereon, or for any description therein, nor shall the Trustee be responsible or liable to the other parties hereto or to anyone else in any respect on account of the liability, authority, or rights of the persons executing or delivering or purporting to execute or deliver any document or property or this Agreement. The Trustee shall have no responsibility with respect to the use or application of any funds or other property paid or delivered by the Trustee pursuant to the provisions hereof;

                           (h) Verify the correctness of the information set
forth in the Registration Statement or to confirm or assure that any acquisition made by the Company or any other action taken by it is as contemplated by the Registration Statement;

                           (i) Pay any taxes on behalf of the Trust Account (it
being expressly understood that the Property shall not be used to pay any such taxes and that such taxes, if any, shall be paid by the Company from funds not held in the Trust Account); and

                           (j) The Trustee shall have no duties or
responsibilities except as expressly provided in this Agreement, and no implied covenants or obligations shall be read into this Agreement against the Trustee. The Trustee shall neither be obligated to recognize nor have any liability or responsibility arising out of any other agreement to which the Trustee is not a party even though reference thereto may be made herein.

                           (k) The Trustee shall not be required to, and shall
not, expend or risk any of its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder.

                           (l) The Trustee shall have no responsibility or
liability to any party hereto or any other person (i) for acting in accordance with or relying upon any instruction, notice, demand, certificate or document from the Company or any entity acting on behalf of the Company, (ii) for any consequential, punitive or special damages, (iii) for the acts or omissions (other than any constituting gross negligence or willful misconduct) of its nominees, correspondents, designees, subagents or subcustodians, or (iv) for an amount in excess of the value of the Property.

                           (m) The Trustee may consult with legal counsel at the
expense of the Company as to any matter relating to this Escrow Agreement, and the Trustee shall not incur any liability in acting in good faith in accordance with any advice from such counsel.

                           (n) The Trustee shall not incur any liability for not
performing any act or fulfilling any duty, obligation or responsibility hereunder by reason of any occurrence beyond the control of the Trustee (including but not limited to any act or provision of any present or future law or regulation or governmental authority, any act of God or war, or the unavailability of the Federal Reserve Bank wire or telex or other wire or communication facility).

                           (o) In the event of any ambiguity or uncertainty
hereunder or in any notice, instruction or other communication received by the Trustee hereunder, the Trustee may,

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in its sole discretion, refrain from taking any action other than retain possession of the Property, unless the Trustee receives written instructions, signed by the Company, which eliminates such ambiguity or uncertainty.

                  4. TERMINATION. This Agreement shall terminate as follows:

                           (a) If the Trustee gives fifteen calendar days prior
written notice to the Company that it desires to terminate this Agreement, the Company shall use its reasonable efforts to locate a successor trustee. The Company may remove the Trustee at any time upon giving the Trustee thirty days prior written notice thereof. At such time that the Company notifies the Trustee that a successor trustee has been appointed by the Company and has agreed to become subject to the terms of this Agreement, the Trustee shall transfer the management of the Trust Account to the successor trustee, including but not limited to the transfer of copies of the reports and statements relating to the Trust Account, whereupon this Agreement shall terminate; provided, however, that in the event that the Company does not locate a successor trustee within ninety days of receipt of the resignation notice from the Trustee, the Trustee may submit an application to have the Property deposited with the United States District Court for the Southern District of New York.

                           (b) At such time that the Trustee has completed the
liquidation of the Trust Account in accordance with the provisions of paragraph 1(i) hereof, and distributed the Property in accordance with the provisions of the Termination Letter, this Agreement shall terminate; or

                           (c) On such date after , 2003 when the Trustee
deposits the Property with the United States District Court for the Southern District of New York in the event that, prior to such date, the Trustee has not received a Termination Letter from the Company pursuant to paragraph 1(i).

                  5. MISCELLANEOUS.

                           (a) This Agreement shall be governed by and construed
and enforced in accordance with the laws of the State of New York, without giving effect to conflict of laws. It may be executed in several counterparts, each one of which shall constitute an original, and all collectively shall constitute but one instrument.

                           (b) This Agreement contains the entire agreement and
understanding of the parties hereto with respect to the subject matter hereof. This Agreement or any provision hereof may only be changed, amended, modified or waived by a writing signed by each of the parties hereto; provided, however, that no change, amendment or modification may be made without the prior written consent of GBI Capital Partners Inc.

                           (c) Any notice, consent or request to be given in
connection with any of the terms or provisions of this Agreement shall be in writing and shall be sent by express mail or similar private courier services, by certified mail (return receipt requested), by hand delivery or by facsimile transmission (followed by telephone confirmation by sending party to receiving party):

                           If to the Trustee, to:

                           The Bank of New York
                           101 Barclay Street
                           Insurance Trust & Escrow, 12 E
                           New York, New York 10286
                           Fax No.: (212) 815-7181
                           Tel No.: (212) 815-5901
                           Attention:

                           If to the Company, to:

                           Unity Emerging Technology Venture One Ltd.
                           245 Fifth Avenue - Suite 1600
                           New York, New York  10016
                           Fax No.: (212) 532-8293
                           Attention:  President
                           in either case with a copy to:

                           GBI Capital Partners Inc.
                           1055 Stewart Avenue
                           Bethpage, NY  11714
                           Fax. No.: (516)
                           Attention:  Joseph Berland, Chairman

                                     and

                           American Stock Transfer & Trust Company
                           40 Wall Street
                           New York, New York  10005
                           Fax No.: (718) 236-4588
                           Attention:  President

Notice will be deemed received the same day (when delivered personally), 5 days after mailing (when sent by registered or certified mail), or the next business day (when sent by facsimile transmission or when delivered by overnight courier). Any party to this Agreement may change its address to which all communications and notices may be sent hereunder by addressing notices of such change in the manner provided.

                           (d) This Agreement may not be assigned by the Trustee
without the consent of the Company.

                           (e) Each of the Trustee and the Company hereby
represents that it has the full right and power and has been duly authorized to enter into this Agreement and to perform its respective obligations as contemplated hereunder. The Trustee acknowledges and agrees that it shall not make any claims or proceed against the Trust Account, including by way of set-off, and shall not be entitled to any funds in the Trust Account.

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                           (f) If at any time the Trustee is served with any
judicial or administrative order, judgment, decree, writ or other form of judicial or administrative process which in any way affects the Property (including but not limited to orders of attachment or garnishment or other forms of levies or injunctions or stays relating to the transfer of the Property), the Trustee may elect, in its sole discretion, to commence an interpleader action or seek other judicial relief or orders as it may deem, in its sole discretion, necessary.

                           (g) The parties hereto consent to the jurisdiction
and venue of any state or federal court located in the City of New York for purposes of resolving any disputes hereunder. The Company hereby submits to the personal jurisdiction of and agrees that all proceedings relating hereto shall be brought in courts located within the City and State of New York. The Company hereby waives the right to trial by jury and to assert counterclaims (other than any counterclaim of gross negligence or willful misconduct on behalf of the Trustee arising under this Agreement) in any such proceedings. The Company waives personal service of process and consents to service of process by certified or registered mail, return receipt requested, directed to it at the address last specified for notices hereunder, and such service shall be deemed completed ten (10) calendar days after the same is so mailed.

                           (h) The rights and remedies conferred upon the
parties hereto shall be cumulative, and the exercise or waiver of any such right or remedy shall not preclude or inhibit the exercise of any additional rights or remedies. The waiver of any right or remedy hereunder shall not preclude the subsequent exercise of such right or remedy.

                           (i) The Company hereby represents and warrants (a)
that this Agreement has been duly authorized, executed and delivered on its behalf and constitutes its legal, valid and binding obligation and (b) that the execution, delivery and performance of this Agreement by Company does not and will not violate any applicable law or regulation.

                           (j) The invalidity, illegality or unenforceability of
any provision of this Agreement shall in no way affect the validity, legality or enforceability of any other provision; and if any provision is held to be enforceable as a matter of law, the other provisions shall not be affected thereby and shall remain in full force and effect.

                           (k) Other than as required by law or regulation, no
printed or other material in any language (but excluding prospectus and registration statements and reports filed by the Company with the Securities and Exchange Commission or any other governmental or regulatory authority), including notices, reports, and promotional material which mentions "The Bank of New York" by name or the rights, powers, or duties of the Trustee under this Agreement shall be issued by the Company, or on the Company's behalf, without the prior written consent of the Trustee.

                           (l) The headings contained in this Agreement are for
convenience of reference only and shall have no effect on the interpretation or operation hereof.

                           (m) This Agreement may be executed by each of the
parties hereto in any number of counterparts, each of which counterpart, when so executed and delivered, shall be deemed to be an original and all such counterparts shall together constitute one and the same agreement.

                           IN WITNESS WHEREOF, the parties have duly executed
this Trust Agreement as of the date first written above.

                                      THE BANK OF NEW YORK, as Trustee


                                      By:
                                         ------------------------------------


                                      UNITY EMERGING TECHNOLOGY
                                               VENTURE ONE LTD.


                                      By:
                                         ------------------------------------
                                               Lawrence Burstein
                                               President

                                                                       EXHIBIT A

                             [Letterhead of Company]


                                        [Insert date]


The Bank of New York


                  Re: TRUST ACCOUNT NO. TERMINATION LETTER
                      ------------------------------------

Gentlemen:

         Pursuant to paragraph 1(i) of the Trust Agreement between Unity Emerging Technology Venture One Ltd. (the "Company") and The Bank of New York, as trustee (the "Trustee"), dated , 2000 (the "Trust Agreement"), this is to advise you that the Company has entered into an agreement (the "Business Agreement") with (the "Target Business") to consummate a business combination with a Target Business (the "Business Combination") on or about [insert date]. The Company shall notify you at least 48 hours in advance of the actual date of the consummation of the Business Combination (the "Consummation Date").

         In accordance with the terms of the Trust Agreement, we hereby authorize you to commence liquidation of the Trust Account to the effect that, on the Consummation Date, all of funds held in the Trust Account will be immediately available for transfer to the account or accounts that the Company shall direct on the Consummation Date.

         On the Consummation Date (i) counsel for the Company shall deliver to you written notification that the Business Combination has been consummated, and
(ii) the Company shall deliver to you written instructions with respect to the transfer of the funds held in the Trust Account ("Instruction Letter"). You are hereby directed and authorized to transfer the funds held in the Trust Account immediately upon your receipt of the counsel's letter and the Instruction Letter, in accordance with the terms of the Instruction Letter. In the event certain deposits held in the Trust Account may not be liquidated by the Consummation Date without penalty, you will notify the Company of the same and the Company shall direct you as to whether such funds should remain in the Trust Account and distributed after the Consummation Date to the Company. Upon the distribution of all the funds in the Trust Account pursuant to the terms hereof, the Trust Agreement shall be terminated.

                                         Very truly yours,

                                         UNITY EMERGING TECHNOLOGY
                                                VENTURE ONE LTD.


                                         By:
                                             ----------------------------
                                             Lawrence Burstein, President


                                         By:
                                             ----------------------------
                                             Norman Leben, Secretary

                                                                       EXHIBIT B

                             [Letterhead of Company]


                                        [Insert date]


The Bank of New York



                  Re: TRUST ACCOUNT NO. TERMINATION LETTER
                      ------------------------------------

Gentlemen:

         Pursuant to paragraph 1(i) of the Trust Agreement between Unity Emerging Technology Venture One Ltd. (the "Company") and The Bank of New York as trustee (the "Trustee"), dated ________, 2000 (the "Trust Agreement"), this is to advise you that the Board of Directors of the Company has voted to dissolve and liquidate the Company. Attached hereto is a copy of the minutes of the meeting of the Board of Directors of the Company relating thereto, certified by the secretary of the Company.

         In accordance with the terms of the Trust Agreement, we hereby authorize you to commence liquidation of the Trust Account. You will notify the Company and American Stock Transfer & Trust Company ("Designated Paying Agent") in writing as to when all of the funds in the Trust Account will be available for immediate transfer ("Transfer Date"). The Designated Paying Agent shall thereafter notify you as to the account or accounts of the Designated Paying Agent that the funds in the Trust Account should be transferred to on the Transfer Date so that the Designated Paying Agent may commence distribution of such funds in accordance with the Company's instructions. You shall have no obligation to oversee the Designated Paying Agent's distribution of the funds. Upon the payment to the Designated Paying Agent of all the funds in the Trust Account, the Trust Agreement shall be terminated.

                                           Very truly yours,

                                           UNITY EMERGING TECHNOLOGY
                                                   VENTURE ONE LTD.



                                           By:
                                               ----------------------------
                                               Lawrence Burstein, President


                                           By:
                                               ----------------------------
                                               Norman Leben, Secretary